UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 31, 2025

ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip Code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value of $0.01	OKE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On January 31, 2025 (the “Closing Date”), (i) Elk Merger Sub I, L.L.C. (“Merger Sub I”), a Delaware limited liability company and direct, wholly-owned subsidiary of ONEOK, Inc., an Oklahoma corporation (“ONEOK”), merged (the “First Merger”) with and into EnLink Midstream, LLC, a Delaware limited liability company (“EnLink”), with EnLink surviving the First Merger, and (ii) promptly following the First Merger, EnLink, as the surviving entity in the First Merger, merged (the “Second Merger” and, together with the First Merger, the “Mergers”) with and into Elk Merger Sub II, L.L.C. (“Merger Sub II”), a Delaware limited liability company and direct, wholly-owned subsidiary of ONEOK, with Merger Sub II surviving the Second Merger as a direct, wholly-owned subsidiary of ONEOK. The Mergers were effected pursuant to the Agreement and Plan of Merger, dated as of November 24, 2024, by and among ONEOK, Merger Sub I, Merger Sub II, EnLink and EnLink Midstream Manager, LLC, the managing member of EnLink.

As previously announced, following the completion of the Mergers on the Closing Date, ONEOK effected an internal reorganization of the entities acquired pursuant to the First Merger (the “Internal Reorganization”).

Item 1.01 Entry into a Material Definitive Agreement.

Supplemental Indentures

On the Closing Date, in connection with the Second Merger, Merger Sub II, EnLink Midstream Partners, LP, a Delaware limited partnership (“ENLK”), and Computershare Trust Company, N.A., as trustee (“Computershare”), entered into a supplemental indenture to each of the respective indentures governing EnLink’s outstanding 5.625% Senior Notes due 2028, 5.375% Senior Notes due 2029, 6.500% Senior Notes due 2030 and 5.650% Senior Notes due 2034 (collectively, the “Assumed EnLink Notes”). Pursuant to each supplemental indenture, Merger Sub II assumed all of the obligations of EnLink, and EnLink was released from its obligations, under the applicable indenture supplemented thereby and with respect to the applicable series of Assumed EnLink Notes issued thereunder, and ENLK confirmed its guarantee of the applicable series of Assumed EnLink Notes issued under such indenture.

The foregoing description of such supplemental indentures does not purport to be complete and is qualified in its entirety by reference to the full text of such supplemental indentures, copies of which are filed as Exhibits 4.1, 4.2, 4.3, and 4.4 to this Current Report on Form 8-K (this “Current Report”) and are incorporated herein by reference.

On the Closing Date, in connection with the Internal Reorganization, ONEOK, ONEOK Partners, L.P., a Delaware limited partnership (“ONEOK Partners”), ONEOK Partners Intermediate Limited Partnership, a Delaware limited partnership (“Intermediate Partnership”), Magellan Midstream Partners, L.P., a Delaware limited partnership (“Magellan”), Merger Sub II, ENLK and Computershare, as trustee, entered into a supplemental indenture to each of the respective indentures governing the Assumed EnLink Notes. Pursuant to each supplemental indenture, ONEOK assumed all of the obligations of Merger Sub II, and Merger Sub II was released from its obligations, under the applicable indenture supplemented thereby and with respect to the applicable series of Assumed EnLink Notes issued thereunder, ENLK confirmed its guarantee of the applicable series of Assumed EnLink Notes issued under such indenture, and each of ONEOK Partners, Intermediate Partnership, Magellan and Merger Sub II provided a guarantee of the applicable series of Assumed EnLink Notes issued under such indenture.

The foregoing description of such supplemental indentures does not purport to be complete and is qualified in its entirety by reference to the full text of such supplemental indentures, copies of which are filed as Exhibits 4.5, 4.6, 4.7, and 4.8 to this Current Report and are incorporated herein by reference.

On the Closing Date, in connection with the Internal Reorganization, ONEOK, ONEOK Partners, Intermediate Partnership, Magellan, Merger Sub II, ENLK and Computershare, as trustee, entered into a supplemental indenture to the indenture governing ENLK’s outstanding 4.150% Senior Notes due 2025, 4.850% Senior Notes due 2026, 5.600% Senior Notes due 2044, 5.050% Senior Notes due 2045 and 5.450% Senior Notes due 2047 (collectively, the “Assumed ENLK Notes”). Pursuant to such supplemental indenture, ONEOK assumed all of the obligations of ENLK, and ENLK was released from its obligations under, such indenture and with respect to the Assumed ENLK Notes, and each of ONEOK Partners, Intermediate Partnership, Magellan, Merger Sub II and ENLK provided a guarantee of the Assumed ENLK Notes issued under such indenture.

The foregoing description of such supplemental indenture does not purport to be complete and is qualified in its entirety by reference to the full text of such supplemental indenture, a copy of which is filed as Exhibit 4.9 to this Current Report and is incorporated by reference herein.

On the Closing Date, in connection with the Internal Reorganization, ONEOK, ONEOK Partners, Intermediate Partnership, Magellan, Merger Sub II, ENLK and the respective trustees entered into a supplemental indenture to each of the respective indentures governing ONEOK’s currently outstanding senior notes (collectively, the “Outstanding ONEOK Notes”) pursuant to which each of Merger Sub II and ENLK provided a guarantee of the applicable series of Outstanding ONEOK Notes issued under such indenture.

The foregoing description of such supplemental indentures does not purport to be complete and is qualified in its entirety by reference to the full text of such supplemental indentures, copies of which are filed as Exhibits 4.10, 4.11, 4.12, 4.13 and 4.14 to this Current Report and are incorporated herein by reference.

On the Closing Date, in connection with the Internal Reorganization, ONEOK Partners, ONEOK, Intermediate Partnership, Magellan, Merger Sub II, ENLK and Computershare, as trustee, entered into a supplemental indenture to the indenture governing ONEOK Partners’ currently outstanding senior notes (collectively, the “Outstanding ONEOK Partners Notes”) pursuant to which each of Merger Sub II and ENLK provided a guarantee of the Outstanding ONEOK Partners Notes issued under such indenture.

The foregoing description of such supplemental indenture does not purport to be complete and is qualified in its entirety by reference to the full text of such supplemental indenture, a copy of which is filed as Exhibit 4.15 to this Current Report and is incorporated by reference herein.

ONEOK Credit Agreement Guarantee

On the Closing Date, in connection with the Internal Reorganization, Merger Sub II and ENLK entered into a guarantee agreement (the “ONEOK Credit Agreement Guarantee”) guaranteeing the obligations of ONEOK under its amended and restated credit agreement, dated as of June 10, 2022 (as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of May 26, 2023, the “ONEOK Credit Agreement”) with ONEOK, Citibank, N.A., as administrative agent, swingline lender, a letter of credit issuer and a lender, and the other lenders, swingline lenders and letter of credit issuers parties thereto, which guarantee became effective in connection with the completion of the Second Merger and the satisfaction of the other conditions precedent set forth in the ONEOK Credit Agreement. Under the ONEOK Credit Agreement Guarantee, Merger Sub II and ENLK will be liable for ONEOK’s obligations under the ONEOK Credit Agreement. Any such liabilities will be senior unsecured obligations of Merger Sub II and ENLK and will rank equally in right of payment with all existing and future senior unsecured indebtedness of Merger Sub II and ENLK.

The foregoing description of the ONEOK Credit Agreement Guarantee does not purport to be complete and is qualified in its entirety by reference to the full text of the ONEOK Credit Agreement Guarantee, a copy of which has been filed as Exhibit 10.1 to this Current Report and which is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 3, 2025, Charles M. Kelley, Senior Vice President, Commercial Natural Gas Pipelines and a named executive officer in our most recent proxy statement, provided notice of his intention to retire effective March 31, 2025.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	First Supplemental Indenture, dated as of January 31, 2025, by and among Elk Merger Sub II, L.L.C., as issuer, EnLink Midstream Partners, LP, as guarantor, and Computershare Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 to EnLink Midstream, LLC’s Current Report on Form 8-K, filed with the SEC on January 31, 2025, File No. 001-36336).

4.2	Second Supplemental Indenture, dated as of January 31, 2025, by and among Elk Merger Sub II, L.L.C., as issuer, EnLink Midstream Partners, LP, as guarantor, and Computershare Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.2 to EnLink Midstream, LLC’s Current Report on Form 8-K, filed with the SEC on January 31, 2025, File No. 001-36336).

4.3	First Supplemental Indenture, dated as of January 31, 2025, by and among Elk Merger Sub II, L.L.C., as issuer, EnLink Midstream Partners, LP, as guarantor, and Computershare Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.3 to EnLink Midstream, LLC’s Current Report on Form 8-K, filed with the SEC on January 31, 2025, File No. 001-36336).

4.4	Second Supplemental Indenture, dated as of January 31, 2025, by and among Elk Merger Sub II, L.L.C., as issuer, EnLink Midstream Partners, LP, as guarantor, and Computershare Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.4 to EnLink Midstream, LLC’s Current Report on Form 8-K, filed with the SEC on January 31, 2025, File No. 001-36336).

4.5	Third Supplemental Indenture, dated as of January 31, 2025, by and among ONEOK, Inc., Elk Merger Sub II, L.L.C., EnLink Midstream Partners, LP, ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership, Magellan Midstream Partners, L.P. and Computershare Trust Company, N.A., as trustee.

4.6	Second Supplemental Indenture, dated as of January 31, 2025, by and among ONEOK, Inc., Elk Merger Sub II, L.L.C., EnLink Midstream Partners, LP, ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership, Magellan Midstream Partners, L.P. and Computershare Trust Company, N.A., as trustee.

4.7	Second Supplemental Indenture, dated as of January 31, 2025, by and among ONEOK, Inc., Elk Merger Sub II, L.L.C., EnLink Midstream Partners, LP, ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership, Magellan Midstream Partners, L.P. and Computershare Trust Company, N.A., as trustee.

4.8	Third Supplemental Indenture, dated as of January 31, 2025, by and among ONEOK, Inc., Elk Merger Sub II, L.L.C., EnLink Midstream Partners, LP, ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership, Magellan Midstream Partners, L.P. and Computershare Trust Company, N.A., as trustee.

4.9	Sixth Supplemental Indenture, dated as of January 31, 2025, by and among ONEOK, Inc., EnLink Midstream Partners, LP, Elk Merger Sub II, L.L.C., ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership, Magellan Midstream Partners, L.P. and Computershare Trust Company, N.A., as trustee.

4.10	Seventh Supplemental Indenture, dated as of January 31, 2025, by and among ONEOK, Inc., ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership, Magellan Midstream Partners, L.P., EnLink Midstream Partners, LP, Elk Merger Sub II, L.L.C. and The Bank of New York Mellon Trust Company, National Association, as trustee.

4.11	Fourteenth Supplemental Indenture, dated as of January 31, 2025, by and among ONEOK, Inc., ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership, Magellan Midstream Partners, L.P., EnLink Midstream Partners, LP, Elk Merger Sub II, L.L.C., and U.S. Bank Trust Company, National Association, as trustee.

4.12	Fourth Supplemental Indenture, dated as of January 31, 2025, by and among ONEOK, Inc., ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership, Magellan Midstream Partners, L.P., EnLink Midstream Partners, LP, Elk Merger Sub II, L.L.C., and U.S. Bank Trust Company, National Association, as trustee.

4.13	Sixth Supplemental Indenture, dated as of January 31, 2025, by and among ONEOK, Inc., ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership, Magellan Midstream Partners, L.P., EnLink Midstream Partners, LP, Elk Merger Sub II, L.L.C. and U.S. Bank Trust Company, National Association, as trustee.

4.14	Thirty-Second Supplemental Indenture, dated as of January 31, 2025, by and among ONEOK, Inc., ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership, Magellan Midstream Partners, L.P., EnLink Midstream Partners, LP, Elk Merger Sub II, L.L.C. and U.S. Bank Trust Company, National Association, as trustee.

4.15	Seventeenth Supplemental Indenture, dated as of January 31, 2025, by and among ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership, ONEOK, Inc., Magellan Midstream Partners, L.P., EnLink Midstream Partners, LP, Elk Merger Sub II, L.L.C., and Computershare Trust Company, N.A., as trustee.

10.1	Guaranty Agreement, dated as of January 31, 2025, by and between Elk Merger Sub II, L.L.C. and EnLink Midstream Partners, LP, in favor of Citibank, N.A., as administrative agent, under the Credit Agreement, dated as of June 10, 2022, by and among ONEOK, Inc., Citibank, N.A. and the other lenders parties thereto.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document (contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEOK, INC.

Date: February 5, 2025	By:	/s/ Walter S. Hulse III
	Name:	Walter S. Hulse III
	Title:	Chief Financial Officer, Treasurer and
Executive Vice President, Investor Relations and Corporate Development

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